Acquisition of Beijing Yisuizhen and its Subsidiary	12 Months Ended
Dec. 31, 2023
Acquisition of Beijing Yisuizhen and its Subsidiary [Abstract]
ACQUISITION OF BEIJING YISUIZHEN AND ITS SUBSIDIARY
4.	ACQUISITION OF BEIJING YISUIZHEN AND ITS SUBSIDIARY

In November 2021, Beijing Yisuizhen was set up, over which the Company owned 47% effective equity interest with capital contribution of $708,129 (RMB 4,568,000),and accounted for the investment under equity method.

In February 2022, Beijing Yisuizhen acquired 60% equity interest in West Angel and exercised control over West Angel, at cash consideration of RMB 25 million and a 6.67% share consideration in Shanghai Zhongxin at discounted price. Both Beijing Yisuizhen and West Angel are primarily engaged in technology development, consulting, communication, transfer, and promotion, software services, and health consulting services.

In August 2022, the Company acquired additional equity interest in Beijing Yisuizhen and its subsidiary for a cash consideration of $3.1 million (RMB20.6 million) and a 6.67% share consideration in Shanghai Zhongxin at discounted price. Upon the completion of the transaction, the Company owns 100% equity interest in Beijing Yisuizhen and Beijing Yisuizhen became a consolidated subsidiary of the Company.

The allocation of the purchase price as of the date of acquisition is summarized as follows:

Net assets deficit assumed (i)	$(60,092)
Software acquired in business combination (ii)	1,000,406
Goodwill	5,767,504
Deferred tax liabilities	(234,225)
Non-controlling interest (iii)	(2,585,087)
Foreign currency adjustments	120,261
$4,008,767
Total purchase price is comprised of
Cash consideration	$3,055,432
Fair value of previously held equity interests (iv)	708,129
Fair value of 6.67% equity interest in Zhongxin (v)	393,816
Less: cash from transfer of fair value of 6.67% equity interest in Zhongxin (v)	(148,610)
$4,008,767

(i)	Net asset deficit assumed primarily included other current liabilities for operating expenses.

(ii)	Software acquired in the business combination had estimated useful life of 3 years.

(iii)	Fair value of the noncontrolling interests was estimated with reference to the market price per share as of the acquisition date.

(iv)	A gain of $850 in relation to the revaluation of the previously held equity interests was recorded in other income, net in the consolidated statements of operations and comprehensive (loss) income for the year ended December 31, 2022. The fair value of the previously held equity interests approximated the cost of investments as Beijing Yisuizhen has not commenced operations since its setup.

(v)	In exchange for the equity interest in Beijing Yisuizhen and West Angel, the Company also granted 6.67% equity interest in Shanghai Zhongxin, with fair value of $393,816 (RMB 2,713,000), to four shareholders of West Angel at cash consideration of $148,610 (RMB 1,000,000). The Company engaged a third party valuation team to estimate the fair value of equity interest of Shanghai Zhongxin. As of December 31, 2022, the four shareholders paid the cash consideration to Mr. Yang, the Chief Executive Officer of the Company. The Company recorded the outstanding balance in the account of due from related parties as of December 31, 2022 (Note 16).